MERRILL LYNCH GLOBAL BALANCED FUND
		                OF MERCURY FUNDS, INC.

		Supplement dated October 3, 2003 to the
		    Prospectus dated March 28, 2003


	Effective October 6, 2003, the following changes will be made to the Prospectus of Merrill Lynch Global Balanced Fund (the "Fund").

	The section in the prospectus captioned "About the Portfolio Management Team" appearing on page 10 is amended as follows:

	The description of the Fund's portfolio management team is deleted and the following description is inserted below the heading:

	The Fund is managed by teams of investment professionals. Richard Turnill is primarily responsible for the Asset Allocation Team. Ian Rowley is primarily responsible for the Global Equity Team and Sue Chan is primarily responsible for the day-to-day management of the equity portion of the Fund's portfolio. Russell Maddox is primarily responsible for the Global Fixed Income Team.

	The third paragraph under the heading "Merrill Lynch
Investment Managers International Limited" on page 33 is deleted and replaced with the following:

	Richard Turnill is responsible for developing asset allocation strategies based on the team's proprietary models. Mr. Turnill is also the senior macro-economist on the team. With guidance from the Investment Adviser's Central Strategy Group, of which he is a member, Mr. Turnill is responsible for determining the allocation of the Fund's assets between equity securities and bonds. Mr. Turnill is Merrill Lynch Investment Managers' head of Asset Allocation and Economics. Mr. Turnill is a Managing Director of Merrill Lynch Investment Managers and has been employed therewith since 1996.



Code #19054-0303SUP